SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 9, 1997
                Date of Report (Date of Earliest Event Reported)


                                 MONARCH BANCORP
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


        0-13551                                          95-3863296
(Commission File Number)                     (IRS Employer Identification No.)

                             30000 Town Center Drive
                         Laguna Niguel, California 92677
               (Address of Principal Executive Offices)(Zip Code)

                                 (714) 495-3300
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events.

         On April 9, 1997, Monarch Bancorp ("Monarch") announced its First Quarter Earnings. A copy of the press release issued by Monarch in connection with the announcement is attached hereto as Exhibit 99.6 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number            Description

99.6     Press Release of Monarch Bancorp, dated April 9, 1997.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  April 10, 1997

                                 MONARCH BANCORP


                                 By: ________________________
                                     Name:  Arnold C. Hahn
                                     Title: Executive Vice President and
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX


Exhibit
Number                     Description

99.6     Press Release of Monarch Bancorp, dated April 9, 1997.


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